UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 3/6/08 - 4/2/08

Operating Report/Period Beginning March 6, 2008 and Ending April 2, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

4/23/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 3/6/08 - 4/2/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	12-Mar	19-Mar	26-Mar	2-Apr	Period 10

Cash Receipts (inc Sales tax)
Cash Receipts	$17,938	$19,059	$18,897	$17,335	$73,229
Credit Card	12,608	12,956	13,065	12,207	50,836
Receipts	30,546	32,015	31,962	29,542	124,065
(Gift Card Usage)
Rebates, Other	41	481	156	464	1,142
Total Cash Receipts	30,587	32,496	32,118	30,006	125,207

Operating Disbursements
A/P
Check	3,674	2,977	2,022	2,467	11,140
EFT	17,815	16,084	15,310	12,045	61,254
Change in Trade Terms	-	0	0	0	0
Payroll	9,872	7,688	10,582	7,747	35,889
Rent (Cash Occupancy)	-			8,524	8,524
Sales Tax	342	284	7,754	444	8,824
Other Operating	369	11	2,096	-	2,476
Total Operating Disbursements	32,072	27,044	37,764	31,227	128,107
Net Operating Cash Flows	(1,485)	5,452	(5,646)	(1,221)	(2,900)

Non-Operating Disb/(Receipts)
Income Tax	-	(133)	-	-	(133)
Total CapEx	-	-	-	-	0
Professional Fees, inc. Holdbacks	1,050	-	-	604	1,654
Closed Restaurant Costs	-	-	-	-	0
Deposits (Utility)	11	(478)	33	80	(354)
Other	-	-	-	-	0
Cash (Proceeds) from Asset Sales	-	-	-	(1,383)	(1,383)
Total Non-Operating Disbursements	1,061	(611)	33	(699)	(216)

Financing Payments
Interest Expense	-	-	5	7,507	7,512
Interest (Income)	(10)	(10)	(8)	(7)	(35)
DIP Fees / Other	302	262	-	-	564
Principal Payments	0	0	0		0
Total Financing Disbursements	292	252	(3)	7,500	8,041

Total Net Disbursements	33,425	26,685	37,794	38,028	135,932

Net Cash Receipts (Disbursements)	(2,838)	5,811	(5,676)	(8,022)	(10,725)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	12.37%	0.07%	0.00%	33.03%	0.50%	11.88%	0.10%
Total Disbursements	16,812	90	0	44,893	685	16,150	142

	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.00%	1.18%	0.00%	0.19%	34.38%	0.00%	4.34%
Total Disbursements	0	1,598	0	257	46,737	0	5,896

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.96%	0.00%	0.00%	0.01%	100.00%
Total Disbursements	0	2,664	0	0	8	135,932

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 3/6/08 - 4/2/08

BANK RECONCILIATIONS

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.
CASH ON HAND - DRAWER	29,800	-	-	504,862	-	209,303
TOTAL DEPOSITORY ACCOUNT	96,099	-	-	2,158,780	-	1,009,554
DEPOSITORY ACCOUNT	-	-	-	118,353	-	9,002
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	60,029	-	-
DEPOSITORY - HSBC BANK	-	-	-	17,769	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	810,492
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	815,577	-	93,741
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	238,200	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	590,043	-	-
DEPOSITORY - US BANK - CO.100	49,311	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	159,608	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	63,848	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	37,761
DEPOSITORY - WELLS FARGO - CO. 100	46,788	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	5,251	-	-
DEPOSITORY - KEY BANK	-	-	-	49,867	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	9,414	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	58,557
DEPOSITORY - HUNTINGTON BANK	-	-	-	11,087	-	-
DEPOSITORY - BANK NORTH	-	-	-	9,004	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	10,730	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-
TEMPORARY INVESTMENTS	14,994,117	-	-	-	-	-
CASH	12,741,637	-	36,013	-	-	-
CASH - US BANK	11,695,442	-	36,013	-	-	-
CASH - US BANK - A/P	36,059	-	-	-	-	-
CASH - WELLS FARGO - SLB	429,378	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,160,711	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	9,647	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	24,487	-	-	-	-	-
CASH - US BANK - PAYROLL	(1,134,547)	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	500,000	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	20,460	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	-	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	27,861,653	-	36,013	2,663,642	-	1,218,857

RESTRICTED CASH	3,556,448	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	3,183,448	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	373,000	-	-	-	-	-
	7,112,896	-	-	-	-	-

	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP
CASH ON HAND - DRAWER	-	28,800	-	-	52,324	-
TOTAL DEPOSITORY ACCOUNT	-	31,597	-	-	523,973	-
DEPOSITORY ACCOUNT	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	-	418,148	-
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	31,597	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-
DEPOSITORY - HUNTINGTON BANK	-	-	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	37,960	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	20,119	-
DEPOSITORY - BB&T	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	13,966	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	12,725	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	12,376	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	8,680	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-
TEMPORARY INVESTMENTS	-	-	-	-	-	-
CASH	-	-	-	249,936	(400,340)	-
CASH - US BANK	-	-	-	-	-	-
CASH - US BANK - A/P	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	249,936	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-
CASH - US BANK - PAYROLL	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	(435,789)	-
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	14,612	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	4,982	-
CASH - PAYROLL ACCOUNT	-	-	-	-	102	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	15,753	-
TOTAL CASH & CASH EQUIVALENTS	-	60,397	-	249,936	175,957	-

RESTRICTED CASH	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-
	-	-	-	-	-	-

	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	576,610	-	-	-	-	1,401,699
TOTAL DEPOSITORY ACCOUNT	-	1,654,975	-	-	-	-	5,474,978
DEPOSITORY ACCOUNT	-	6,520	-	-	-	-	133,875
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	140,376	-	-	-	-	200,405
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	17,769
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	810,492
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	909,318
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	56,636	-	-	-	-	712,984
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	590,043
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	49,311
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	191,205
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	63,848
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	37,761
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	46,788
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-	5,251
DEPOSITORY - KEY BANK	-	-	-	-	-	-	49,867
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	9,414
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	58,557
DEPOSITORY - HUNTINGTON BANK	-	11,571	-	-	-	-	22,658
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	9,004
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	10,730
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	528,524	-	-	-	-	566,484
DEPOSITORY - US BANK - RYAN'S	-	101,381	-	-	-	-	121,500
DEPOSITORY - BB&T	-	67,256	-	-	-	-	67,256
DEPOSITORY - SUNTRUST	-	62,806	-	-	-	-	62,806
DEPOSITORY - GREAT SOUTHERN BANK	-	22,653	-	-	-	-	22,653
DEPOSITORY - WELLS FARGO - RYAN'S	-	44,999	-	-	-	-	58,965
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	42,004	-	-	-	-	42,004
DEPOSITORY - BANK OF OKLAHOMA	-	15,094	-	-	-	-	15,094
DEPOSITORY - WACHOVIA - RYAN'S	-	188,736	-	-	-	-	188,736
DEPOSITORY - COMPASS	-	16,438	-	-	-	-	16,438
DEPOSITORY - AMSOUTH	-	144,448	-	-	-	-	144,448
DEPOSITORY - FIRST CITIZENS	-	36,944	-	-	-	-	36,944
DEPOSITORY - JPMORGAN CHASE	-	91,801	-	-	-	-	104,526
DEPOSITORY - M&T BANK	-	20,682	-	-	-	-	20,682
DEPOSITORY - NATIONAL CITY - IL	-	25,758	-	-	-	-	25,758
DEPOSITORY - FIRST COMMONWEALTH	-	12,576	-	-	-	-	12,576
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	12,376
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	8,680
DEPOSITORY - FIRST NATNL BANK OF PA	-	17,771	-	-	-	-	17,771
TEMPORARY INVESTMENTS	-	-	-	-	-	1,107	14,995,224
CASH	-	253	-	-	-	-	12,627,499
CASH - US BANK	-	-	-	-	-	-	11,731,455
CASH - US BANK - A/P	-	-	-	-	-	-	36,059
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	429,378
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	1,160,711
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-	9,647
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	249,936
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	24,487
CASH - US BANK - PAYROLL	-	-	-	-	-	-	(1,134,547)
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	64,211
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	20,460
CASH - WACHOVIA MASTER	-	-	-	-	-	-	14,612
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-	4,982
CASH - PAYROLL ACCOUNT	-	253	-	-	-	-	356
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-	15,753
TOTAL CASH & CASH EQUIVALENTS	-	2,231,838	-	-	-	1,107	34,499,400

RESTRICTED CASH	-	-	-	-	-	-	3,556,448
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	3,183,448
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	373,000
	-	-	-	-	-	-	7,112,896

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 3/6/08 - 4/2/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

Total						$0	$0	$0	$0

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 3/6/08 - 4/2/08

Buffets Holdings Inc.

INCOME STATEMENT (ALL COMPANIES) - YTD
PERIOD: 10-08 ENDING: 4/2/2008

	ELIMS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET

TOTAL SALES	0	32,103,760	0	0	452,942,774	0	186,938,098
TOTAL FOOD COST	0	11,783,629	0	0	166,946,531	0	66,746,936
TOTAL LABOR	0	9,553,718	0	0	137,296,840	0	48,901,131
OPERATING COSTS	66	4,140,009	402	0	65,008,596	4,510	22,188,515
OCCUPANCY COSTS	0	361,139	433,717	0	49,481,858	5,030,868	18,345,421

TOTAL DIR & O/C	66	4,501,148	434,119	0	114,490,454	5,035,378	40,533,936

TOTAL RESTAURANT COSTS	66	25,838,494	434,119	0	418,733,825	5,035,378	156,182,003

RESTAURANT PROFIT (LEVEL 4)	(66)	6,265,266	(434,119)	0	34,208,949	(5,035,378)	30,756,095

TOTAL G&A EXPENSE	(505,000)	29,526,504	445,706	0	11,401,107	60,248	0

MARKETING	0	27,701,455	4,682	0	472,554	1,977	0

TOTAL SG&A EXPENSE	(505,000)	57,227,959	450,388	0	11,873,660	62,225	0

CLOSED RESTAURANT COSTS	0	0	0	0	309,588	1,596,497	1,233,101
IMPAIRMENT COSTS	0	0	0	0	0	0	0
LOSS ON LITIGATION SETTLEMENT	0	130,826	0	0	0	0	0
MERGER/INTEGRATION COSTS	0	2,103,387	0	0	0	0	0
REORGANIZATION COSTS	0	6,921,240	0	0	7,858,007	0	427,955

EARNINGS FROM OPERATIONS	504,934	(60,118,147)	(884,507)	0	14,167,693	(6,694,100)	29,095,040

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	170,105	0	0	0	0	464,847
INTEREST INCOME	(62,828	303,715	0	0	0	0	0
INTEREST EXPENSE	62,828	(70,428,065)	0	0	0	0	0
OTHER INCOME (EXPENSE)	(505,000)	582,917	0	0	0	0	0
LOSS RELATED TO REFINANCING	0	(1,670,528)	0	0	0	0	0
INTERCOMPANY	(3)	80,464,018	481,093	0	(37,086,689)	3,222,584	(15,182,594)

TOTAL OTHER INCOME (EXPENSE)	(505,003)	9,422,162	481,093	0	(37,086,689)	3,222,584	(14,717,747)

EARNINGS BEFORE TAX	(69)	(50,695,985)	(403,414)	0	(22,918,996)	(3,471,516)	14,377,293

NET WORTH TAX	0	0	0	0	0	0	0
INCOME TAXES	0	(1,614,673)	0	0	0	0	0

NET EARNINGS (LOSS)	(69)	(49,081,312)	(403,414)	0	(22,918,996)	(3,471,516)	14,377,293

Total Expense Net	(567,762)	164,320,500	884,507	0	438,775,081	6,694,100	157,843,059
Expense, gross	0	164,320,500	884,507	0	438,775,081	6,694,100	157,843,059
Expense Allocation (1)	0.00%	12.37%	0.07%	0.00%	33.03%	0.50%	11.88%

	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING

TOTAL SALES	0	0	20,920,200	0	0	487,674,923	0
TOTAL FOOD COST	0	0	742,143	0	0	174,788,241	0
TOTAL LABOR	0	0	5,095,958	0	2,060,689	103,609,397	(5,245)
OPERATING COSTS	7,972	0	2,751,158	0	(964)	68,827,040	310
OCCUPANCY COSTS	1,341,407	0	3,077,770	0	0	73,144,561	0

TOTAL DIR & O/C	1,349,379	0	5,828,928	0	(964)	141,971,601	310

TOTAL RESTAURANT COSTS	1,349,379	0	11,667,029	0	2,059,725	420,369,239	(4,935)

RESTAURANT PROFIT (LEVEL 4)	(1,349,379)	0	9,253,171	0	(2,059,725)	67,305,684	4,935

TOTAL G&A EXPENSE	0	0	1,021,339	0	421,155	2,552,961	0

MARKETING	0	0	0	0	0	0	0

TOTAL SG&A EXPENSE	0	0	1,021,339	0	421,155	2,552,961	0

CLOSED RESTAURANT COSTS	35,359	0	(19,131)	0	27,178	89,755	0
IMPAIRMENT COSTS	0	0	0	0	0	10,461,995	0
LOSS ON LITIGATION SETTLEMENT	0	0	0	0	0	0	0
MERGER/INTEGRATION COSTS	0	0	2,348,892	0	0	0	0
REORGANIZATION COSTS	41	0	562,697	0	0	23,327,659	0

EARNINGS FROM OPERATIONS	(1,384,779)	0	5,339,373	0	(2,508,058)	30,873,313	4,935

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	0	0	0	0	0	0
INTEREST INCOME	0	0	1,584	0	0	0	0
INTEREST EXPENSE	0	0	(37,815)	0	0	0	0
OTHER INCOME (EXPENSE)	0	0	16,755	0	0	18,740	0
LOSS RELATED TO REFINANCING	0	0	0	0	0	0	0
INTERCOMPANY	847,178	0	(10,935,098)	0	0	(34,860,725)	0

TOTAL OTHER INCOME (EXPENSE)	847,178	0	(10,954,574)	0	0	(34,841,985)	0

EARNINGS BEFORE TAX	(537,601)	0	(5,615,200)	0	(2,508,058)	(3,968,672)	4,935

NET WORTH TAX	0	0	0	0	0	0	0
INCOME TAXES	0	0	0	0	0	0	0

NET EARNINGS (LOSS)	(537,601)	0	(5,615,200)	0	(2,508,058)	(3,968,672)	4,935

Total Expense Net	1,384,779	0	15,618,641	0	2,508,058	456,801,610	(4,935)
Expense, gross	1,384,779	0	15,618,641	0	2,508,058	456,801,610	0
Expense Allocation (1)	0.10%	0.00%	1.18%	0.00%	0.19%	34.38%	0.00%

	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	0	0	26,984,446	0	0	0	1,207,564,201
TOTAL FOOD COST	0	0	9,066,294	0	(8,051,059)	0	422,022,714
TOTAL LABOR	49,084,920	0	9,584,112	0	0	0	365,181,520
OPERATING COSTS	5,258	0	4,006,064	0	(895,680)	0	166,043,255
OCCUPANCY COSTS	0	0	1,606,688	(20	0	0	152,823,410

TOTAL DIR & O/C	5,258	0	5,612,752	(19)	(895,680	0	318,866,665

TOTAL RESTAURANT COSTS	49,090,178	0	24,263,158	(19)	(8,946,739)	0	1,106,070,899

RESTAURANT PROFIT (LEVEL 4)	(49,090,178)	0	2,721,288	19	8,946,739	0	101,493,301

TOTAL G&A EXPENSE	8,239,784	0	1,715,791	42	913,082	78,556	55,871,274

MARKETING	0	0	0	0	0	0	28,180,668

TOTAL SG&A EXPENSE	8,239,784	0	1,715,791	42	913,082	78,556	84,051,943

CLOSED RESTAURANT COSTS	300,443	0	0	0	0	0	3,572,790
IMPAIRMENT COSTS	0	0	0	0	0	0	10,461,995
LOSS ON LITIGATION SETTLEMENT	0	0	0	0	0	0	130,826
MERGER/INTEGRATION COSTS	0	0	0	0	0	0	4,452,279
REORGANIZATION COSTS	0	0	0	0	0	0	39,097,600

EARNINGS FROM OPERATIONS	(57,630,405)	0	1,005,497	(23)	8,033,657	(78,556)	(40,274,132)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	0	0	0	0	0	634,952
INTEREST INCOME	0	0	0	0	0	0	242,471
INTEREST EXPENSE	0	0	(62,828)	0	0	0	(70,465,881)
OTHER INCOME (EXPENSE)	0	0	0	0	0	0	113,413
LOSS RELATED TO REFINANCING	0	0	0	0	0	0	(1,670,528)
INTERCOMPANY	0	0	(131,775)	96,274	13,089,516	(3,779)	0

TOTAL OTHER INCOME (EXPENSE)	0	0	(194,603)	96,274	13,089,516	(3,779)	(71,145,572)

EARNINGS BEFORE TAX	(57,630,405)	0	810,894	96,251	21,123,173	(82,335)	(111,419,704)

NET WORTH TAX	0	0	0	0	0	0	0
INCOME TAXES	0	0	349,255	0	0	0	(1,265,418)

NET EARNINGS (LOSS)	(57,630,405)	0	461,639	96,251	21,123,173	(82,335)	(110,154,286)

Total Expense Net	57,630,405	0	26,041,777	23	(8,033,657)	78,556	1,319,974,741
Expense, gross	57,630,405	0	26,041,777	0	0	78,556	1,328,581,073
Expense Allocation (1)	4.34%	0.00%	1.96%	0.00%	0.00%	0.01%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 4/2/08

Buffets Holdings Inc.

CONSOLIDATED BALANCE SHEET (ALL COMPANIES)
PERIOD: 10-08    ENDING: 4/2/2008

	ELIMS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
	10-08	10-08	10-08	10-08	10-08	10-08	10-08

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	29,800	0	0	504,862	0	209,303
TOTAL DEPOSITORY ACCOUNT	0	96,099	0	0	2,158,780	0	1,009,554
TEMPORARY INVESTMENTS	0	14,994,117	0	0	0	0	0
CASH	0	12,741,637	0	36,013	0	0	0

TOTAL CASH & CASH EQUIVALENTS	0	27,861,653	0	36,013	2,663,642	0	1,218,857

RECEIVABLES - LANDLORD	0	0	0	0	17,143	0	0
CREDIT CARD RECEIVABLES	0	36,741	0	0	419,622	0	588,413
INTERCOMPANY	(69)	(2,964,118)	(617,364)	(6,189,133)	(6,666,320)	(4,508,266)	16,261,977
TOTAL REBATES RECEIVABLE	0	191,694	0	0	0	0	0
ACCOUNTS RECEIVABLE	0	246,116	0	0	58,786	0	11,582
DUE TO/FROM AFFILIATE	0	83,620	0	(395,988)	0	0	0

TOTAL RECEIVABLES	(69)	(2,405,947)	(617,364)	(6,585,122)	(6,170,769)	(4,508,266)	16,861,973

INVENTORY	0	874,450	0	0	12,138,966	0	4,086,639

TOTAL INVENTORIES	0	874,450	0	0	12,138,966	0	4,086,639

RESTRICTED CASH	0	3,556,448	0	0	0	0	0

EMPLOYEE ADVANCES	0	27,345	0	0	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	751,048	0	0	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	3,735,853	0	0	0	0	0
PREPAID CAR LEASES	0	59,200	0	0	63,394	0	0
PREPAID INSURANCE	0	1,855,453	0	0	0	0	0
PREPAID RENT	0	688,006	0	0	1,777,356	0	795,160
PREPAID OTHER	0	1,895,962	0	0	561,553	0	81,604
PREPAID ADVERTISING	0	2,928,064	0	0	0	0	0
PREPAID RENT ESCROW	0	7,665	0	0	563,967	0	184,119
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	11,948,594	0	0	2,966,270	0	1,060,883

ASSETS HELD FOR SALE	0	0	0	0	647,500	0	0

DEFERRED INCOME TAXES - CURRENT	0	14,370,000	0	0	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	(11,370,000)	0	0	0	0	0

TOTAL DEFERRED INCOME TAXES - CURRENT	0	3,000,000	0	0	0	0	0

TOTAL CURRENT ASSETS	(69)	44,835,198	(617,364)	(6,549,109)	12,245,609	(4,508,266)	23,228,351

CABINET DIVISION INVENTORY	0	0	0	0	5,629,549	0	0
CORPORATE INVENTORY	0	150,180	0	0	577,409	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	(1,000)	0	0	0	0	0
LAND	0	0	0	0	17,000	0	0
BUILDING	0	212,644	0	0	1,119,179	0	0
ACCUMULATED DEPRECIATION - BUILDING	0	(11,859)	0	0	(211,152)	0	0
LEASEHOLD IMPROVEMENTS	0	248,740	4,752	0	111,951,609	5,924	27,832,987
ACCUMULATED AMORTIZATION	0	(58,881)	(84)	0	(65,108,164)	(116)	(19,709,214)
EQUIPMENT	0	21,619,158	5,651,032	0	64,226,806	39,555,330	19,223,941
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(19,256,838)	(2,297,994)	0	(55,447,183)	(13,011,806)	(17,481,762)
AUTOMOBILE	0	364	0	0	293,017	0	0
ACCUMULATED DEPRECIATION - AUTO	0	(212)	0	0	(140,223)	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	2,902,297	3,357,707	0	62,907,848	26,549,332	9,865,952

GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815
INTELLECTUAL PROPERTY	0	0	0	0	0	0	0
ACQUISITION COSTS	0	0	0	0	0	0	0

TOTAL GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815

DEFERRED INCOME TAXES - NON-CURRENT	0	17,087,013	0	14,280,000	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	(17,087,013)	0	(14,280,000)	0	0	0

LIQUOR LICENSES	0	0	0	0	0	0	0
LEASEHOLD INTEREST	0	0	0	0	907,192	0	0
RECIPES	0	0	0	0	0	0	0
TRADEMARK	0	0	0	0	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	0	0	907,192	0	0

PREPAID RENT DEPOSITS	0	246	0	0	16,900	0	4,500
DEPOSITS	0	236,044	0	37,585	1,461,189	0	515,877
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	0	0	0	0	2,004,939
INTEREST RATE SWAP	0	(1,010,500)	0	0	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	39,270,584	0	0	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	(7,860,513)	0	0	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	0

TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	459,870,833	0	37,585	1,478,090	0	2,525,316

TOTAL ASSETS	(431,239,981)	802,366,352	2,740,343	(6,511,524)	77,538,738	22,041,066	45,642,434

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	39,082,126	0	0	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	26,275,192	0	0	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	163,163	0	0	3,313,075	0	966,213
MISC. ACCRUALS - CORP LEVEL	0	237,058	0	0	(50,395)	0	0

TOTAL ACCOUNTS PAYABLE	0	65,757,539	0	0	3,262,680	0	966,213

ACCRUED 401(k)	0	591,561	0	0	0	0	0
ACCRUED PAYROLL	0	1,054,746	0	0	4,699,455	0	1,790,016
ACCRUED BONUS	0	1,757,145	0	0	0	0	531,948
ACCRUED PAYROLL TAXES	0	293,703	0	0	1,663,431	0	534,949
ACCRUED VACATION	0	6,044,108	0	0	0	0	0

TOTAL ACCRUED COMPENSATION	0	9,741,264	0	0	6,362,887	0	2,856,912

ACCRUED INSURANCE - AUTO	0	14,429	0	0	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	9,210,398	0	0	0	0	0
ACCRUED INSURANCE - OTHER	0	3,038,498	0	0	0	0	0

TOTAL ACCRUED INSURANCE	0	12,263,325	0	0	0	0	0

ACCRUED PERCENTAGE RENT	0	0	0	0	1,186,724	0	1,165,801
ACCRUED INTEREST - SHORT TERM	0	21,734,345	0	0	0	0	0
ACCRUED PROPERTY TAXES	0	71,971	0	0	2,425,587	0	289,789
ACCRUED POSTAGE	0	(18)	0	0	17,699	0	0
ACCRUED ADVERTISING	0	564,594	0	0	0	0	0
ACCRUED LIABILITIES - OTHER	0	10,172,785	0	0	1,667,439	0	582,053
DEFERRED INCOME - CURRENT	0	0	0	0	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	32,543,677	0	0	5,297,448	0	2,037,643

GIFT CERTIFICATES/GIFT CARDS	0	4,288,885	0	0	139,308	0	(1,549,544)
CASH RECEIPTS SUSPENSE	0	578,531	0	0	0	0	0
WORKERS COMPENSATION PAYABLE	0	12,989,160	0	0	74,827	0	20,379
LEASE REJECTION CLAIMS RESERVE	0	0	0	0	5,286,158	0	551,064
SALES/USE TAX PAYABLE	0	284,980	4,302	0	2,888,007	31,778	1,675,893
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	293,890	0	0

TOTAL ACCRUED LIABILITIES	0	72,689,820	4,302	0	20,342,526	31,778	5,592,346

INCOME TAXES PAYABLE	0	(917,107)	0	0	0	0	0
ESTIMATED INCOME TAXES	0	466,000	0	0	0	0	0

TOTAL INCOME TAXES PAYABLE	0	(451,107)	0	0	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	5,300,000	0	0	0	0	0
SHORT TERM BORROWINGS	0	56,300,000	0	0	0	0	0
SHORT TERM BORROWINGS - DIP	0	30,000,000	0	0	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	962,170	0	0	0	0	0

TOTAL CURRENT LIABILITIES	0	230,558,422	4,302	0	23,605,205	31,778	6,558,560

NOTES PAYABLE TO PARENT	(149,800,000)	0	0	0	0	0	0
SENIOR DEBT - BANK	0	518,728,000	0	0	0	0	0
SENIOR DEBT - PUBLIC	0	300,000,000	0	0	0	0	0

TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	0	0	0	0	0

ACCRUED RENT	0	2,600,476	0	0	15,081,151	0	8,921,659

DEFERRED INCOME TAX	0	26,687,308	0	0	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	27,001,331	0	0	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	3,905	0	0	146,000	0	0
POST RETIREMENT BENEFITS PAYABLE	0	23,100	0	0	0	0	0
TOTAL DEFERRED INCOME	0	2,642,584	0	0	740,686	0	2,752,475

TOTAL OTHER LONG-TERM LIABILITIES	0	2,669,589	0	0	886,686	0	2,752,475

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	877,686,705	0	0	15,967,837	0	11,674,134

TOTAL LIABILITIES	(149,800,000)	1,108,245,126	4,302	0	39,573,042	31,778	18,232,694

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	0	31,045	30	0	1
ADDITIONAL PAID IN CAPITAL	0	0	0	81,601	0	0	0

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	0	0	131,839,755	0	62,648,728
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	0	(773,766)	0	0	0
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	0	163,801,424	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	(1)	0	0	(101,164,801)	0	0	0
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)	(62,623,692)	(151,615,826)	(2,718,332)	239,823,045
LEVEL 8 PROFIT/LOSS	(69)	(49,081,312)	(403,414)	0	(22,918,996)	(3,471,516)	14,377,293

RETAINED EARNINGS	(135,530)	(474,392,240)	(902,872)	(163,788,493)	(174,534,822)	(6,189,848)	254,200,338

TOTAL SHAREHOLDERS' EQUITY	(281,439,981)	(305,878,774)	2,736,041	(6,511,524)	37,965,696	22,009,288	27,409,740

TOTAL LIABILITIES & S/E	(431,239,981)	802,366,352	2,740,343	(6,511,524)	77,538,738	22,041,066	45,642,434

	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING
	10-08	10-08	10-08	10-08	10-08	10-08	10-08

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	0	52,324	0	0	576,610	0
TOTAL DEPOSITORY ACCOUNT	0	0	523,973	0	0	1,654,975	0
TEMPORARY INVESTMENTS	0	0	0	0	0	0	0
CASH	0	0	(400,340)	0	0	253	0

TOTAL CASH & CASH EQUIVALENTS	0	0	175,957	0	0	2,231,838	0

RECEIVABLES - LANDLORD	0	0	0	0	0	0	0
CREDIT CARD RECEIVABLES	0	0	17,067	0	0	414,701	0
INTERCOMPANY	(606,390)	0	(49,544,205)	0	(2,991,621)	96,650,444	13,033
TOTAL REBATES RECEIVABLE	0	0	2,339,462	0	0	0	0
ACCOUNTS RECEIVABLE	0	0	38,394	0	0	239,952	0
DUE TO/FROM AFFILIATE	0	0	0	0	0	0	0

TOTAL RECEIVABLES	(606,390)	0	(47,149,282)	0	(2,991,621)	97,305,098	13,033

INVENTORY	0	0	496,166	0	0	12,330,106	0

TOTAL INVENTORIES	0	0	496,166	0	0	12,330,106	0

RESTRICTED CASH	0	0	0	0	0	0	0

EMPLOYEE ADVANCES	0	0	0	0	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	0	0	0	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0	0	0	0	0
PREPAID CAR LEASES	0	0	1,726	0	0	19,224	0
PREPAID INSURANCE	0	0	0	0	0	0	0
PREPAID RENT	0	0	68,446	0	0	3,338,966	0
PREPAID OTHER	0	0	(1,164)	0	0	185,242	0
PREPAID ADVERTISING	0	0	0	0	0	0	0
PREPAID RENT ESCROW	0	0	0	0	0	8,283	0
NOTES RECEIVABLE - SHORT TERM	0	0	11,413	0	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	0	80,421	0	0	3,551,715	0

ASSETS HELD FOR SALE	0	0	1,112,500	0	0	20,336,494	0

DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0	0	0	0	0

TOTAL DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0

TOTAL CURRENT ASSETS	(606,390)	0	(45,284,239)	0	(2,991,621)	135,755,250	13,033

CABINET DIVISION INVENTORY	0	0	0	0	0	0	0
CORPORATE INVENTORY	0	0	0	0	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	(927,679)	0	0	927,679	0
LAND	0	0	500,000	0	0	8,781,836	0
BUILDING	0	0	4,487,287	0	0	699,141	0
ACCUMULATED DEPRECIATION - BUILDING	0	0	(198,905)	0	0	(323,075)	0
LEASEHOLD IMPROVEMENTS	0	0	1,898,996	0	0	13,912,851	0
ACCUMULATED AMORTIZATION	0	0	(143,027)	0	0	(1,381,735)	0
EQUIPMENT	10,296,676	0	3,406,833	0	0	54,767,232	(7,783)
ACCUMULATED DEPRECIATION - EQUIPMENT	(3,911,565)	0	(772,394)	0	0	(14,269,871)	0
AUTOMOBILE	0	0	0	0	0	20,918	0
ACCUMULATED DEPRECIATION - AUTO	0	0	0	0	0	(15,159)	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	6,385,111	0	8,251,110	0	0	63,119,817	(7,783)

GOODWILL	0	0	187,696,769	0	0	0	0
INTELLECTUAL PROPERTY	0	0	0	0	0	0	0
ACQUISITION COSTS	0	0	18,133,818	0	0	0	0

TOTAL GOODWILL	0	0	205,830,586	0	0	0	0

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0	0	0	0	0

LIQUOR LICENSES	0	0	0	0	0	0	0
LEASEHOLD INTEREST	0	0	58,370	0	0	635,611	0
RECIPES	0	0	2,213,248	0	0	0	0
TRADEMARK	0	0	63,440,466	0	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	65,712,085	0	0	635,611	0

PREPAID RENT DEPOSITS	0	0	0	0	0	356,533	0
DEPOSITS	0	0	216,566	0	0	3,765,571	0
INVESTMENTS IN SUBSIDIARIES	0	(462,780,302)	462,780,302	0	0	0	0
INTEREST RATE SWAP	0	0	0	0	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	0	0	0	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0	0	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	15,434	0	0	0	0

TOTAL OTHER NONCURRENT ASSETS	0	(462,780,302)	463,012,302	0	0	4,122,104	0

TOTAL ASSETS	5,778,721	(462,780,302)	697,521,844	0	(2,991,621)	203,632,782	5,250

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0	0	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0	0	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	0	457,713	0	0	4,022,874	0
MISC. ACCRUALS - CORP LEVEL	0	0	4,497,098	0	0	0	0

TOTAL ACCOUNTS PAYABLE	0	0	4,954,811	0	0	4,022,874	0

ACCRUED 401(k)	0	0	0	0	0	(44,466)	0
ACCRUED PAYROLL	0	0	276,111	0	89,911	3,466,400	0
ACCRUED BONUS	0	0	554,946	0	0	0	0
ACCRUED PAYROLL TAXES	0	0	34,831	0	23,494	1,263,749	0
ACCRUED VACATION	0	0	921,642	0	0	0	0

TOTAL ACCRUED COMPENSATION	0	0	1,787,529	0	113,404	4,685,683	0

ACCRUED INSURANCE - AUTO	0	0	0	0	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	4,806,139	0	0	0	0
ACCRUED INSURANCE - OTHER	0	0	0	0	0	1,092,999	0

TOTAL ACCRUED INSURANCE	0	0	4,806,139	0	0	1,092,999	0

ACCRUED PERCENTAGE RENT	0	0	0	0	0	0	0
ACCRUED INTEREST - SHORT TERM	0	0	0	0	0	0	0
ACCRUED PROPERTY TAXES	0	0	676,831	0	0	3,841,929	0
ACCRUED POSTAGE	0	0	0	0	0	(74)	0
ACCRUED ADVERTISING	0	0	0	0	0	0	0
ACCRUED LIABILITIES - OTHER	0	0	2,017,506	0	0	1,645,426	0
DEFERRED INCOME - CURRENT	0	0	238,868	0	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	0	2,933,206	0	0	5,487,282	0

GIFT CERTIFICATES/GIFT CARDS	0	0	267,817	0	0	1,156,984	0
CASH RECEIPTS SUSPENSE	0	0	0	0	0	0	0
WORKERS COMPENSATION PAYABLE	0	0	8,105,699	0	0	0	0
LEASE REJECTION CLAIMS RESERVE	0	0	821,369	0	0	18,446,855	0
SALES/USE TAX PAYABLE	7,753	0	(12,490)	0	0	3,898,944	0
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	0	0	0

TOTAL ACCRUED LIABILITIES	7,753	0	18,709,268	0	113,404	34,768,747	0

INCOME TAXES PAYABLE	0	0	(14,074)	0	0	0	0
ESTIMATED INCOME TAXES	0	0	0	0	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	(14,074)	0	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0	0	0	0	0
SHORT TERM BORROWINGS	0	0	0	0	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0	0	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0	0	0	0	0

TOTAL CURRENT LIABILITIES	7,753	0	23,650,005	0	113,404	38,791,622	0

NOTES PAYABLE TO PARENT	0	0	149,800,000	0	0	0	0
SENIOR DEBT - BANK	0	0	0	0	0	0	0
SENIOR DEBT - PUBLIC	0	0	0	0	0	0	0

TOTAL LONG-TERM DEBT	0	0	149,800,000	0	0	0	0

ACCRUED RENT	0	0	583,097	0	0	14,834,397	0

DEFERRED INCOME TAX	0	0	0	0	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0	0	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	0	0	0	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	0	100,000	0	0	1,123,977	0
TOTAL DEFERRED INCOME	0	0	0	0	0	0	0

TOTAL OTHER LONG-TERM LIABILITIES	0	0	100,000	0	0	1,123,977	0

TOTAL NON-CURRENT LIABILITIES	0	0	150,483,097	0	0	15,958,374	0

TOTAL LIABILITIES	7,753	0	174,133,102	0	113,404	54,749,996	0

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	(100)	100	0	0	100	0
ADDITIONAL PAID IN CAPITAL	0	0	0	0	0	0	0

CONTRIBUTED CAPITAL	0	(462,780,202)	146,398,859	0	0	462,780,202	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	7,181,153	(29,477,421)	206,772,441	75	2,074,806	(132,842,099)	315
DIVIDENDS PAID (INTERCO)	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0	0	0	14,552	0

DIVIDENDS PAID TO SHAREHOLDERS	0	210,000,000	0	0	0	(210,000,000)	0
RETAINED EARNINGS	(872,584)	(180,522,579)	175,832,542	(75)	(2,671,774)	32,898,703	0
LEVEL 8 PROFIT/LOSS	(537,601)	0	(5,615,200)	0	(2,508,058)	(3,968,672)	4,935

RETAINED EARNINGS	(1,410,185)	29,477,421	170,217,342	(75)	(5,179,832)	(181,069,969)	4,935

TOTAL SHAREHOLDERS' EQUITY	5,770,967	(462,780,302)	523,388,742	0	(3,105,026)	148,882,787	5,250

TOTAL LIABILITIES & S/E	5,778,721	(462,780,302)	697,521,844	0	(2,991,621)	203,632,782	5,250

	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
	10-08	10-08	10-08	10-08	10-08	10-08	10-08

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	0	28,800	0	0	0	1,401,699
TOTAL DEPOSITORY ACCOUNT	0	0	31,597	0	0	0	5,474,978
TEMPORARY INVESTMENTS	0	0	0	0	1,107	0	14,995,224
CASH	0	0	0	0	0	249,936	12,627,499

TOTAL CASH & CASH EQUIVALENTS	0	0	60,397	0	1,107	249,936	34,499,400

RECEIVABLES - LANDLORD	0	0	0	0	0	0	17,143
CREDIT CARD RECEIVABLES	0	0	109,208	0	0	0	1,585,753
INTERCOMPANY	(58,260,942)	0	(1,257,393)	430,749	20,331,891	(82,271)	0
TOTAL REBATES RECEIVABLE	0	0	0	0	3,345,501	0	5,876,657
ACCOUNTS RECEIVABLE	0	0	44,498	0	0	0	639,328
DUE TO/FROM AFFILIATE	0	0	0	0	0	0	(312,368)

TOTAL RECEIVABLES	(58,260,942)	0	(1,103,687)	430,749	23,677,392	(82,271)	7,806,514

INVENTORY	0	0	841,518	0	0	0	30,767,846

TOTAL INVENTORIES	0	0	841,518	0	0	0	30,767,846

RESTRICTED CASH	0	0	0	0	0	0	3,556,448

EMPLOYEE ADVANCES	0	0	0	0	0	0	27,345
ESCROW DEPOSITS - SHORT TERM	0	0	22,500	0	0	0	773,548
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0	0	0	0	3,735,853
PREPAID CAR LEASES	481	0	579	0	0	0	144,603
PREPAID INSURANCE	0	0	0	0	0	0	1,855,453
PREPAID RENT	0	0	99,110	0	0	0	6,767,044
PREPAID OTHER	0	0	327,898	0	6,444	0	3,057,539
PREPAID ADVERTISING	0	0	0	0	0	0	2,928,064
PREPAID RENT ESCROW	0	0	15,501	0	0	0	779,535
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	11,413

TOTAL PREPAID EXPENSES AND OTHER ASSETS	481	0	465,588	0	6,444	0	20,080,396

ASSETS HELD FOR SALE	0	0	13,471,167	976,478	0	0	36,544,139

DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0	0	0	0	(11,370,000)

TOTAL DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	3,000,000

TOTAL CURRENT ASSETS	(58,260,460)	0	13,734,984	1,407,227	23,684,943	167,665	136,254,741

CABINET DIVISION INVENTORY	0	0	0	0	0	0	5,629,549
CORPORATE INVENTORY	0	0	0	0	0	0	727,589
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	0	0	0	0	(1,000)
LAND	0	0	0	0	0	0	9,298,836
BUILDING	0	0	0	0	0	0	6,518,252
ACCUMULATED DEPRECIATION - BUILDING	0	0	0	0	0	0	(744,990)
LEASEHOLD IMPROVEMENTS	0	0	0	0	0	0	155,855,859
ACCUMULATED AMORTIZATION	0	0	0	0	0	0	(86,401,221)
EQUIPMENT	0	0	0	(2,195)	93,021	0	218,830,052
ACCUMULATED DEPRECIATION - EQUIPMENT	0	0	0	0	(84,244)	0	(126,533,657)
AUTOMOBILE	0	0	0	0	0	0	314,299
ACCUMULATED DEPRECIATION - AUTO	0	0	0	0	0	0	(155,594)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	0	0	(2,195)	8,777	0	183,337,973

GOODWILL	0	0	987,969	0	0	0	493,465,577
INTELLECTUAL PROPERTY	0	0	4,089,744	0	0	0	4,089,744
ACQUISITION COSTS	0	0	0	0	0	0	18,133,818

TOTAL GOODWILL	0	0	5,077,713	0	0	0	515,689,138

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0	0	0	31,367,013
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0	0	0	0	(31,367,013)

LIQUOR LICENSES	0	0	416,505	0	0	0	416,505
LEASEHOLD INTEREST	0	0	62,783	0	0	0	1,663,956
RECIPES	0	0	0	0	0	0	2,213,248
TRADEMARK	0	0	0	0	0	0	63,440,466

TOTAL OTHER INTANGIBLE ASSETS	0	0	479,288	0	0	0	67,734,175

PREPAID RENT DEPOSITS	0	0	8,268	0	0	0	386,447
DEPOSITS	0	0	17,403	0	0	0	6,250,235
INVESTMENTS IN SUBSIDIARIES	0	0	0	0	0	0	0
INTEREST RATE SWAP	0	0	0	0	0	0	(1,010,500)
TOTAL DEBT ISSUANCE COSTS	0	0	0	0	0	0	39,270,584
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0	0	0	0	(7,860,513)
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	15,434

TOTAL OTHER NONCURRENT ASSETS	0	0	25,671	0	0	0	37,051,687

TOTAL ASSETS	(58,260,460)	0	19,317,656	1,405,032	23,693,720	167,665	940,067,714

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0	0	0	0	39,082,126
ACCOUNTS PAYABLE - POST-PETITION	0	0	0	0	0	0	26,275,192
MISC. ACCRUALS - RESTAURANT LEVEL	0	0	165,172	0	0	0	9,088,210
MISC. ACCRUALS - CORP LEVEL	0	0	0	0	0	0	4,683,761

TOTAL ACCOUNTS PAYABLE	0	0	165,172	0	0	0	79,129,290

ACCRUED 401(k)	0	0	0	0	0	0	547,095
ACCRUED PAYROLL	1,282,343	0	416,755	0	19,638	0	13,095,375
ACCRUED BONUS	0	0	1,961	0	0	0	2,845,999
ACCRUED PAYROLL TAXES	533,252	0	42,450	0	10,530	0	4,400,388
ACCRUED VACATION	0	0	0	0	0	0	6,965,750

TOTAL ACCRUED COMPENSATION	1,815,595	0	461,165	0	30,168	0	27,854,607

ACCRUED INSURANCE - AUTO	0	0	0	0	0	0	14,429
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0	0	0	0	14,016,536
ACCRUED INSURANCE - OTHER	0	0	0	0	0	0	4,131,498

TOTAL ACCRUED INSURANCE	0	0	0	0	0	0	18,162,462

ACCRUED PERCENTAGE RENT	0	0	0	0	0	0	2,352,525
ACCRUED INTEREST - SHORT TERM	0	0	0	0	0	0	21,734,345
ACCRUED PROPERTY TAXES	0	0	(23,225)	0	0	0	7,282,881
ACCRUED POSTAGE	0	0	0	0	0	0	17,607
ACCRUED ADVERTISING	0	0	0	0	0	0	564,594
ACCRUED LIABILITIES - OTHER	125	0	128,521	0	0	0	16,213,856
DEFERRED INCOME - CURRENT	0	0	0	0	0	0	238,868

TOTAL OTHER ACCRUED LIABILITIES	125	0	105,296	0	0	0	48,404,677

GIFT CERTIFICATES/GIFT CARDS	0	0	1,146,254	0	0	0	5,449,703
CASH RECEIPTS SUSPENSE	0	0	0	0	0	0	578,531
WORKERS COMPENSATION PAYABLE	0	0	0	0	0	0	21,190,065
LEASE REJECTION CLAIMS RESERVE	0	0	0	0	0	0	25,105,446
SALES/USE TAX PAYABLE	(151)	0	235,248	2,867	0	0	9,017,130
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	0	0	293,890

TOTAL ACCRUED LIABILITIES	1,815,569	0	1,947,963	2,867	30,168	0	156,056,512

INCOME TAXES PAYABLE	0	0	0	0	100	0	(931,081)
ESTIMATED INCOME TAXES	0	0	0	0	0	0	466,000

TOTAL INCOME TAXES PAYABLE	0	0	0	0	100	0	(465,081)

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0	0	0	0	5,300,000
SHORT TERM BORROWINGS	0	0	0	0	0	0	56,300,000
SHORT TERM BORROWINGS - DIP	0	0	0	0	0	0	30,000,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0	0	0	0	962,170

TOTAL CURRENT LIABILITIES	1,815,569	0	2,113,135	2,867	30,268	0	327,282,890

NOTES PAYABLE TO PARENT	0	0	0	0	0	0	0
SENIOR DEBT - BANK	0	0	0	0	0	0	518,728,000
SENIOR DEBT - PUBLIC	0	0	0	0	0	0	300,000,000

TOTAL LONG-TERM DEBT	0	0	0	0	0	0	818,728,000

ACCRUED RENT	0	0	1,083,316	0	0	0	43,104,097

DEFERRED INCOME TAX	0	0	0	0	0	0	26,687,308
INCOME TAX PAYABLE - NON-CURRENT	0	0	0	0	0	0	27,001,331

LONG TERM SUBLEASE DEPOSITS	0	0	0	0	0	0	149,905
POST RETIREMENT BENEFITS PAYABLE	0	0	0	0	0	0	1,247,077
TOTAL DEFERRED INCOME	0	0	0	0	0	0	6,135,745

TOTAL OTHER LONG-TERM LIABILITIES	0	0	0	0	0	0	7,532,727

TOTAL NON-CURRENT LIABILITIES	0	0	1,083,316	0	0	0	923,053,463

TOTAL LIABILITIES	1,815,569	0	3,196,451	2,867	30,268	0	1,250,336,353

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	0	10	0	10	10	31,045
ADDITIONAL PAID IN CAPITAL	0	0	0	0	0	0	81,601

CONTRIBUTED CAPITAL	0	0	1,299,126	0	946,118	249,990	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	39,327,635	0	9,056,847	1,407,405	(314,375,706)	59,020	(0)
DIVIDENDS PAID (INTERCO)	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	14,552

DIVIDENDS PAID TO SHAREHOLDERS	0	0	0	0	0	0	(101,164,801)
RETAINED EARNINGS	(41,773,259)	0	5,303,582	(101,490)	315,969,856	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(57,630,405)	0	461,639	96,251	21,123,173	(82,335)	(110,154,286)

RETAINED EARNINGS	(99,403,665)	0	5,765,221	(5,239)	337,093,030	(141,355)	(310,395,836)

TOTAL SHAREHOLDERS' EQUITY	(60,076,030)	0	16,121,205	1,402,165	23,663,452	167,665	(310,268,639)

TOTAL LIABILITIES & S/E	(58,260,460)	0	19,317,656	1,405,032	23,693,720	167,665	940,067,714

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	3/6/08 - 4/2/08

STATUS OF POSTPETITION TAXES

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through April 2, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	40,047
Accrued Compensation	27,854
Accrued Worker's Compensation	21,190
Accrued Sales, Use and Property Taxes	16,300
Accrued Insurance	18,162
Accrued Interest	21,734
Accrued Litigation Reserve	9,458
Unearned revenue (gift cards/certificates)	5,450
Accrued Legal and Consulting Fees	2,037
Closed Restaurant Reserve, Current Portion	294
Accrued Percentage Rent	2,353
Accrued Other	31,224
Income Taxes Payable	427
Total Debts	196,530

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	3/6/08 - 4/2/08

Accounts Receivable Aging	Amount
0 - 30 days old	7,488,952
31 - 60 days old	288,848
61 - 90 days old	0
91+ days old	341,082
Total Accounts Receivable	8,118,882
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	8,118,882

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

The Debtors sold one property that was listed as held for sale during the period, pursuant to court order. The sale of the property located in Bradley, IL was sold for approximately $1.4 million.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	3/6/08 - 4/2/08

The purpose of this schedule is to list all accounts opened during the period by the Debtors per question #5 of the Debtor Questionnaire.

Account Name	Bank Name	Account Number	Date Opened
Buffets, Inc. (Lease Assignment Escrow)	US Bank	104790370712	3/11/2008